Exhibit 99.4

ACRI CAPITAL ACQUISITION CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2024	December 31, 2023
	(Unaudited)
Assets
Cash	$89,955	$54,289
Prepaid expenses	90,594	5,791
Total Current Assets	180,549	60,080

Investments held in Trust Account	37,373,688	36,672,846
Total Assets	$37,554,237	$36,732,926

Liabilities, Temporary Equity, and Stockholders’ Deficit
Accrued expenses	$61,703	$122,007
Franchise tax payable	16,141	37,905
Income tax payable	556,786	402,142
Excise tax payable	556,620	556,620
Promissory notes – related party	2,077,568	1,431,747
Total Current Liabilities	3,268,818	2,550,421

Deferred tax liability	34,202	33,937
Deferred underwriter’s discount	2,156,250	2,587,500
Total Liabilities	5,459,270	5,171,858

Commitments and Contingencies

Common stock subject to possible redemption, 3,255,050 shares at redemption value of $11.30 and $11.12 per share as of March 31, 2024 and December 31, 2023	36,787,026	36,198,862

Stockholders’ Deficit:
Preferred stock, $0.0001 par value, 500,000 shares authorized, none issued and outstanding	—	—
Class A common stock, $0.0001 par value, 20,000,000 shares authorized, none issued and outstanding (excluding 3,255,050 shares subject to possible redemption as of March 31, 2024 and December 31, 2023)	—	—
Class B common stock, $0.0001 par value, 2,500,000 shares authorized, 2,156,250 shares issued and outstanding as of March 31, 2024 and December 31, 2023	216	216
Additional paid-in capital	—	—
Accumulated deficit	(4,692,275)	(4,638,010)
Total Stockholders’ Deficit	(4,692,059)	(4,637,794)

Total Liabilities, Temporary Equity, and Stockholders’ Deficit	$37,554,237	$36,732,926

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

ACRI CAPITAL ACQUISITION CORPORATION
CONDENSED COSOLIDATED STATEMENTS OF OPERATIONS

	For the three months ended March 31, 2024	For the three months ended March 31, 2023
Formation and operating costs	$260,515	$188,062
Franchise tax expenses	16,141	8,300
Loss from Operations	(276,656)	(196,362)

Other income
Interest earned on investment held in Trust Account	475,842	706,680

Income before income taxes	199,186	510,318

Income taxes provision	96,537	146,660

Net income	$102,649	$363,658

Basic and diluted weighted average shares outstanding, common stock subject to possible redemption	3,255,050	6,498,150
Basic and diluted net income per share, common stock subject to possible redemption	$0.09	$0.07
Basic and diluted weighted average shares outstanding, common stock attributable to Acri Capital Acquisition Corporation	2,156,250	2,156,250
Basic and diluted net loss per share, common stock attributable to Acri Capital Acquisition Corporation	$(0.09)	$(0.05)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

ACRI CAPITAL ACQUISITION CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT

			Common Stock				Additional		Total
	Preferred Stock		Class A		Class B		Paid-in	Accumulated	Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Deficit
Balance as of December 31, 2023	—	$—	—	$—	2,156,250	$216	$—	$(4,638,010)	$(4,637,794)
Reduction of deferred underwriter’s discount	—	—	—	—	—	—	—	431,250	431,250
Accretion of carrying value to redemption value	—	—	—	—	—	—	—	(588,164)	(588,164)
Net income	—	—	—	—	—	—	—	102,649	102,649
Balance as of March 31, 2024	—	$—	—	$—	2,156,250	$216	$—	$(4,692,275)	$(4,692,059)

			Common Stock				Additional		Total
	Preferred Stock		Class A		Class B		Paid-in	Accumulated	Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Deficit
Balance as of December 31, 2022	—	$—	—	$—	2,156,250	$216	$—	$(1,957,217)	$(1,957,001)
Accretion of carrying value to redemption value	—	—	—	—	—	—	—	(787,750)	(787,750)
Excise tax accrual	—	—	—	—	—	—	—	(514,569)	(514,569)
Net income	—	—	—	—	—	—	—	363,658	363,658
Balance as of March 31, 2023	—	$—	—	$—	2,156,250	$216	$—	$(2,895,878)	$(2,895,662)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

ACRI CAPITAL ACQUISITION CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the three months ended March 31, 2024	For the three months ended March 31, 2023
Cash Flows from Operating Activities:
Net Income	$102,649	$363,658
Adjustments to reconcile net income to net cash used in operating activities:
Interest earned on investment held in Trust Account	(475,842)	(706,680)
Deferred taxes	265	(29,858)
Changes in operating assets and liabilities:
Prepaid expenses	(84,803)	70,773
Accrued expenses	(60,304)	(56,662)
Franchise tax payable	(21,764)	(56,361)
Income taxes payable	154,644	(53,097)
Net Cash Used in Operating Activities	(385,155)	(468,227)

Cash Flows from Investing Activities:
Purchase of investment held in trust account	(225,000)	—
Sale of investment held in trust account	—	51,515,136
Net Cash (Used in) Provided by Investing Activities	(225,000)	51,515,136

Cash Flows from Financing Activities:
Proceeds from promissory notes to related party	645,821	227,731
Redemption of Class A Common Stock	—	(51,456,891)
Net Cash Provided by (Used in) Financing Activities	645,821	(51,229,160)

Net Change in Cash	35,666	(182,251)

Cash, beginning of the period	54,289	547,478
Cash, end of the period	$89,955	$365,227

Non-cash Financing Activities:
Reduction of deferred underwriter’s discount	$431,250	$—
Accretion of carrying value to redemption value	$588,164	$787,750
Excise tax accrual on redemption of Class A common stock	$—	$514,469

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2024

Note 1 — Organization and Business Operation

Acri Capital Acquisition Corporation (the “Company”) is a newly organized blank check company incorporated as a Delaware corporation on January 7, 2022. The Company was formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company has entered into agreement with Merger target. The Company has selected December 31 as its fiscal year end.

On November 13, 2023, the Company incorporated Acri Capital Merger Sub I Inc, (“Purchaser” or “Pubco”), and Acri Capital Merger Sub II Inc, (“Merger Sub”), each a Delaware corporation and wholly owned subsidiary of the Company. As of March 31, 2024, there has been no activity in Merger Sub I and Merger Sub II.

As of March 31, 2024 and December 31, 2023, the Company had not commenced any operations. For the three months ended March 31, 2024 and 2023, the Company’s efforts have been limited to organizational activities as well as activities related to the initial public offering (the “IPO”). The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company generates non-operating income in the form of interest income from the proceeds derived from the IPO.

The registration statement for the Company’s IPO became effective on June 9, 2022. On June 14, 2022, the Company consummated the IPO of 8,625,000 units (the “Units”) (including 1,125,000 Units issued upon the full exercise of the over-allotment option). Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Public Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Warrant entitling the holder thereof to purchase one share of Class A common stock (the “Class A common stock”) at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $86,250,000 on June 14, 2022.

Substantially concurrently with the closing of the IPO, the Company completed the sale of 5,240,000 private placement warrants (the “Private Warrants”, together with the Public Warrants, the “Warrants”) to the Company’s sponsor, Acri Capital Sponsor LLC (the “Sponsor”) at a purchase price of $1.00 per Private Warrant, generating gross proceeds to the Company of $5,240,000. The Private Warrants are identical to the Public Warrants except that the Private Warrants (including the Class A common stock issuable upon exercise of the Private Warrants) will not be transferable, assignable or salable until 30 days after the completion of the initial Business Combination except to permitted transferees.

Transaction costs amounted to $4,838,883, consisting of $4,312,500 of underwriting fees and $526,383 of other offering costs. Following the closing of IPO, cash of $1,283,357 was held outside of the Trust Account (as defined below) and is available for working capital purposes.

The Company’s initial Business Combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (as defined below) (excluding the deferred underwriting discounts and commissions and taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into the initial Business Combination. However, the Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for the post-transaction company not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to complete a Business Combination successfully.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2024

Note 1 — Organization and Business Operation (cont.)

Following the closing of the IPO, $87,975,000 ($10.20 per Unit) from the proceeds of the sale of the Units and the Private Warrants, was held into a U.S.-based trust account (the “Trust Account”) with Wilmington Trust, National Association, acting as trustee. The funds held in the Trust Account will be invested only in U.S. government treasury bills, bonds or notes with a maturity of 185 days or less, or in money market funds meeting the applicable conditions of Rule 2a-7 promulgated under the Investment Company Act which invest solely in direct U.S. government treasury, so that the Company are not deemed to be an investment company under the Investment Company Act. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay the Company’s tax obligation, the proceeds from the IPO and the sale of the Private Warrants that are deposited and held in the Trust Account will not be released from the Trust Account until the earliest to occur of (a) the completion of the initial Business Combination, (b) the redemption of any shares of Class A common stock included in the Units sold in the IPO properly submitted in connection with a stockholder vote to amend then current amended and restated Company’s certificate of incorporation (i) to modify the substance or timing of its obligation to allow redemption in connection with its initial Business Combination or to redeem 100% of the Company’s Public Shares if it does not complete the initial Business Combination within the Combination Period (as defined below) or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity and (c) the redemption of 100% of the Company’s Public Shares if it is unable to complete the Business Combination within the Combination Period, subject to applicable law. The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors which could have higher priority than the claims of the Company’s public stockholders. If the Company anticipate that it may not be able to consummate its initial Business Combination by March 14, 2023 (within nine (9) months from the consummation of the IPO), it may extend the period of time to consummate a Business Combination up to nine (9) times by an additional one month each time for a total of up to 9 months, affording the Company up to December 14, 2023 (up to eighteen (18) months from the consummation of the IPO) to complete its initial Business Combination. Public stockholders will not be offered the opportunity to vote on or redeem their shares if the Company chooses to make any such paid extension. Pursuant to the terms of the Company’s amended and restated certificate of incorporation and the trust agreement entered into between the Company and Wilmington Trust, National Association acting as trustee, the Sponsor or its affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the Trust Account for each month extension $287,212 ($0.0333 per share), on or prior to the date of the applicable deadline. Any such payments would be made in the form of a loan. If the Company complete its initial Business Combination, the Company would repay such loaned amounts out of the proceeds of the Trust Account. In addition, such extension funding loans may be convertible into Private Warrants upon the closing of the Company’s initial Business Combination at $1.00 per warrant at the option of the lender.

On February 8, 2023, the Company held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the stockholders of the Company approved the proposal to amend Company’s amended and restated certificate of incorporation (“Charter”) to amend the amount of monthly deposit (each, a “Monthly Extension Payment”) required to be deposited in the trust account (the “Trust Account”) from $0.0333 for each public share to $0.0625 for each public share for up to nine (9) times if the Company has not consummated its initial Business Combination by March 14, 2023 (the nine (9) month anniversary of the closing of its initial public offering) (the “Extension Amendment Proposal”). Upon the stockholders’ approval, on February 9, 2023, the Company filed a certificate of amendment to the Charter which became effective upon filing.

In connection with the votes to approve the Extension Amendment Proposal, 4,981,306 shares of Class A common stock of the Company were redeemed at $10.33 per share in March 2023.

Following the Special Meeting, the Sponsor deposited four monthly payments into the Trust Account to extend the Business Combination deadline to July 14, 2023 of $227,730.87 for a total of $910,923.48. In connection with each of the Monthly Extension Payment, the Company issued an unsecured promissory note of $227,730.87 (the “Note”) to its Sponsor. The Note is non-interest bearing and payable (subject to the waiver against trust provisions) on the earlier of (i) consummation of the Company’s initial Business Combination and (ii) the date of the liquidation of the Company. The principal balance may be prepaid at any time, at the election of the Company. The holder of the Note has the right, but not the obligation, to convert the Note, in whole or in part, respectively, into private placement warrants (the “Warrants”) of the Company, as described in the prospectus of the Company (File Number 333-263477) (the “Prospectus”), by providing the Company with written notice of its intention to convert the Note at least two business days prior to the closing of the Company’s initial Business Combination. The number of Warrants to be received by the holder in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the holder, by (y) $1.00.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2024

Note 1 — Organization and Business Operation (cont.)

On July 11 2023, the Company held another special meeting of stockholders (the “Special Meeting II”), at which the stockholders of the Company approved, among others, the proposal to amend the Charter to allow the Company until July 14, 2023 to consummate an initial Business Combination, and, without another stockholder vote, to elect to extend Business Combination deadline on a monthly basis for up to nine (9) times, up to April 14, 2024, by depositing $75,000 into the Trust Account. Upon the stockholders’ approval, on July 12, 2023, the Company filed a certificate of amendment to the Charter which became effective upon filing (the Charter upon the amendment, the “Second Amended Charter”). In connection with the Special Meeting II, 388,644 shares of Class A common stock of the Company were redeemed and cancelled.

In connection with the Special Meeting II, the stockholders also approved the proposal to amend the Charter to remove the restriction of Company to undertake an initial Business Combination with any entity with its principal business operations or is headquartered in China (including Hong Kong and Macau).

Pursuant to the Second Amended Charter, the Company may extend the Business Combination deadline on monthly basis from July 14, 2023 to up to nine times by depositing $75,000 each month into the Trust Account. As of March 31, 2024, the Sponsor deposited nine monthly payments into the Trust Account to extend the Business Combination deadline to April 14, 2024 of $75,000 for a total of $675,000.

On February 18, 2024, the Company entered into a business combination agreement (as amended from time to time, the “BCA”), by and among the Company, Purchaser, Merger Sub and Foxx Development Inc., a Texas corporation (“Foxx”), where, pursuant to the agreement: (a) the Company will merge with and into PubCo, with PubCo as the surviving entity (the “Reincorporation Merger”); (b) Foxx will merge with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of PubCo (the “Acquisition Merger”).

Total outstanding notes related to extension amounted to $1,585,923 as of March 31, 2024.

The shares of Class A common stock subject to redemption will be recorded at a redemption value and classified as temporary equity upon the completion of the IPO, in accordance with the Financial Accounting Standard Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” In such case, the Company will consummate a Business Combination and, solely if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the issued and outstanding shares voted are voted in favor of the Business Combination. The Company may elect to extend Business Combination deadline on a monthly basis for up to nine (9) times, up to April 14, 2024, by depositing $75,000 into the Trust Account each time (the “Combination Period”).

If the Company is unable to complete the initial Business Combination within the Combination Period, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay the Company’s taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and its board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to the Company’s Warrants, which will expire worthless if the Company fails to complete the Business Combination within the Combination Period. The Sponsor, directors and officers of the Company (the “founders”) have entered into a letter agreement with the Company, pursuant to which they have agreed (i) to waive their redemption rights with respect to any Founder Shares (as defined in Note 5) and any Public Shares held by them in connection with the completion of the initial Business Combination, (ii) waive their redemption rights with respect to their Founder Shares and Public Shares in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the initial Business Combination or to redeem 100% of the Company’s Public Shares if the Company does not complete its initial Business Combination within the Combination Period or (B) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity and (iii) to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if the Company fails to complete the initial Business Combination within the Combination Period, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete the initial Business Combination within the Combination Period. If the Company submits it initial Business Combination to its stockholders for a vote, the Company will complete its initial Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the initial Business Combination. In no event will the Company redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption of Public Shares and the related Business Combination, and instead may search for an alternate Business Combination.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2024

Note 1 — Organization and Business Operation (cont.)

The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or by a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act (as defined in Note 2). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, then the Company’s Sponsor will not be responsible to the extent of any liability for such third party claims.

However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy their indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure that its Sponsor would be able to satisfy those obligations. None of the officers or directors will indemnify the Company for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

Liquidity and Going Concern

As of March 31, 2024, the Company had cash of $89,955 and a working capital deficit of $2,515,342 (excluding income taxes payable which are to be paid from Trust). The Company has incurred and expects to continue to incur significant professional costs to remain as a publicly traded company and to incur significant transaction costs in pursuit of the consummation of a Business Combination. In connection with the Company’s assessment of going concern considerations in accordance with the FASB Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that these conditions raise substantial doubt about the Company’s ability to continue as a going concern. The management’s plan in addressing this uncertainty is through the working capital loans (see Note 6).

In addition, under the Company’s Second Amended Charter provides that the Company will need to complete initial Business Combination by July 14, 2023, which may be extended up to nine (9) times by an additional one month each time until April 14, 2024. On April 9, 2024, the Company held a special meeting of stockholders, at which the stockholders of the Company approved, among others, the proposal to amend the Amended and Restated Investment Management Trust Agreement, dated June 9, 2022, as amended on July 12, 2023, by and between the Company and Wilmington Trust, National Association, acting as trustee, to extend the liquidation date from July 14, 2023 to April 14, 2024, or, if further extended by up to nine (9) one-month extensions, up to January 14, 2025. As of the date of the report, the Company has extended to June 14, 2024 by depositing two extension payments. If the Company is unable to complete a Business Combination within the Combination Period, the Company may seek approval from its stockholders holding no less than 65% or more of the votes to approve to extend the completion period, If the Company fails to obtain approval from the stockholders for such extension or the Company does not seek such extension, the Company will cease all operations.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2024

Note 1 — Organization and Business Operation (cont.)

There is no assurance that the Company’s plans to consummate a Business Combination will be successful within the Combination Period and that the Company will obtain enough votes to extend the Combination Period. As a result, management has determined that such additional condition also raise substantial doubt about the Company’s ability to continue as a going concern. The consolidated financial statement does not include any adjustments that might result from the outcome of this uncertainty.

Note 2 — Significant Accounting Policies

Basis of Presentation

The accompanying unaudited condensed consolidated financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the rules and regulations of the SEC, and include all normal and recurring adjustments that management of the Company considers necessary for a fair presentation of its financial position and operation results. Interim results are not necessarily indicative of results to be expected for any other interim period or for the full year.

Emerging Growth Company Status

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act of 1934, as amended (the “Exchange Act”)) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of unaudited condensed consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2024

Note 2 — Significant Accounting Policies (cont.)

Cash

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $89,955 and $54,289 cash in bank as of March 31, 2024 and December 31, 2023, respectively.

Investments held in Trust Account

At March 31, 2024 and December 31, 2023, we had $37,373,688 and $36,672,846 of the assets held in the Trust Account were held in money market funds, which are invested in short term U.S. Treasury securities.

All of the Company’s investments held in the Trust Account are classified as trading securities. Trading securities are presented on the consolidated balance sheets at fair value at the end of each reporting period. Gains and losses resulting from the change in fair value of investments held in Trust Account are accounted as interest income in the statement of operations.

Fair Value of Financial Instruments

ASC Topic 820 “Fair Value Measurements and Disclosures” defines fair value, the methods used to measure fair value and the expanded disclosures about fair value measurements. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between the buyer and the seller at the measurement date. In determining fair value, the valuation techniques consistent with the market approach, income approach and cost approach shall be used to measure fair value. ASC Topic 820 establishes a fair value hierarchy for inputs, which represent the assumptions used by the buyer and seller in pricing the asset or liability. These inputs are further defined as observable and unobservable inputs. Observable inputs are those that buyer and seller would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s assumptions about the inputs that the buyer and seller would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

●	Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not being applied. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

●	Level 2 — Valuations based on (i) quoted prices in active markets for similar assets and liabilities, (ii) quoted prices in markets that are not active for identical or similar assets, (iii) inputs other than quoted prices for the assets or liabilities, or (iv) inputs that are derived principally from or corroborated by market through correlation or other means.

●	Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Warrants

The Company accounts for Warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in FASB ASC 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the Warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the Warrants meet all of the requirements for equity classification under ASC 815, including whether the Warrants are indexed to the Company’s own shares of Class A common stock and whether the warrant holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the Warrants are outstanding.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2024

Note 2 — Significant Accounting Policies (cont.)

For issued or modified Warrants that meet all of the criteria for equity classification, the Warrants are required to be recorded as a component of equity at the time of issuance. For issued or modified Warrants that do not meet all the criteria for equity classification, the Warrants are required to be recorded as liabilities at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the Warrants are recognized as a non-cash gain or loss on the statements of operations.

Common Stock Subject to Possible Redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable common stock (including common stock that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, common stock are classified as stockholders’ equity. The Company’s Public Shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, as of March 31, 2024, common stock subject to possible redemption are presented at redemption value of $11.30 per share as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet. The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable common stock to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock are affected by charges against additional paid in capital or accumulated deficit if additional paid in capital equals to zero.

Offering Costs

The Company complies with the requirements of FASB ASC Topic 340-10-S99-1, “Other Assets and Deferred Costs — SEC Materials” (“ASC 340-10-S99”) and SEC Staff Accounting Bulletin Topic 5A, “Expenses of Offering”. Offering costs were $4,838,883 consisting principally of underwriting, legal, accounting and other expenses that are directly related to the IPO and charged to stockholders’ equity upon the completion of the IPO.

Net Income (Loss) Per Share

The Company complies with accounting and disclosure requirements of FASB ASC 260, Earnings Per Share. In order to determine the net income (loss) attributable to both the redeemable shares and non-redeemable shares, the Company first considered the undistributed income (loss) allocable to both the redeemable common stock and non-redeemable common stock and the undistributed income (loss) is calculated using the total net loss less any dividends paid. The Company then allocated the undistributed income (loss) ratably based on the weighted average number of shares outstanding between the redeemable and non-redeemable common stock. Any remeasurement of the accretion to redemption value of the common stock subject to possible redemption was considered to be dividends paid to the public stockholders. As of March 31, 2024 and December 31, 2023, the Company has not considered the effect of the Warrants sold in the IPO and private placement in the calculation of diluted net income (loss) per share, since the exercise of the Warrants is contingent upon the occurrence of future events and the inclusion of such Warrants would be anti-dilutive and the Company did not have any other dilutive securities and other contracts that could, potentially, be exercised or converted into common stock and then share in the earnings of the Company. As a result, diluted income (loss) per share is the same as basic income (loss) per share for the periods presented.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2024

Note 2 — Significant Accounting Policies (cont.)

The net income (loss) per share presented in the statement of operations is based on the following:

	For the Three Months Ended March 31, 2024	For the Three Months Ended March 31, 2023
Net income	$102,649	$363,658
Accretion of carrying value to redemption value	(588,164)	(787,750)
Net loss including accretion of carrying value to redemption value	$(485,515)	$(424,092)

	For the Three Months Ended March 31, 2024		For Three Months Ended March 31, 2023
	Redeemable Common Stock	Non- Redeemable Common Stock	Redeemable Common Stock	Non- Redeemable Common Stock
Basic and diluted net income/(loss) per share:
Numerators:
Allocation of net loss including carrying value to redemption value	$(292,051)	$(193,464)	$(318,429)	$(105,663)
Accretion of carrying value to redemption value	588,164	—	787,750	—
Allocation of net income (loss)	$296,113	$(193,464)	$469,321	$(105,663)
Denominators:
Weighted-average shares outstanding	3,255,050	2,156,250	6,498,150	2,156,250
Basic and diluted net income (loss) per share	$0.09	$(0.09)	$0.07	$(0.05)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution. The Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account. As of March 31, 2024, approximately $37.2 million was over the Federal Deposit Insurance Corporation (FDIC) limit.

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefit and no amounts accrued for interest and penalties as of March 31, 2024 and December 31, 2023. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2024

Note 2 — Significant Accounting Policies (cont.)

The Company has identified the United States as its only major tax jurisdiction.

The Company may be subject to potential examination by federal and state taxing authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal and state tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Excise Tax

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376) (the “IRA”), which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions.

The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax. Any redemption or other repurchase that occurs after December 31, 2022, in connection with a Business Combination, extension vote or otherwise, may be subject to the excise tax. Whether and to what extent the Company would be subject to the excise tax in connection with a Business Combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, extension or otherwise, (ii) the structure of a Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a Business Combination (or otherwise issued not in connection with a Business Combination but issued within the same taxable year of a Business Combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by the Company and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a Business Combination and in the Company’s ability to complete a Business Combination.

As a result of the 5,369,950 shares of Class A common stock redeemed in February, 2023 and July, 2023, the Company accrued the 1% excise tax in the amount of $556,620 as a reduction of equity as the Company is uncertain about the structure of its initial Business Combination and whether additional shares will be issued within the same taxable year.

Recent Accounting Pronouncements

In December 2023, the FASB issued Accounting Standards Update No. 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures” (“ASU 2023-09”), which modifies the rules on income tax disclosures to require entities to disclose (1) specific categories in the rate reconciliation, (2) the income or loss from continuing operations before income tax expense or benefit (separated between domestic and foreign) and (3) income tax expense or benefit from continuing operations (separated by federal, state and foreign). ASU 2023-09 also requires entities to disclose their income tax payments to international, federal, state and local jurisdictions, among other changes. The guidance is effective for annual periods beginning after December 15, 2024. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. ASU 2023-09 should be applied on a prospective basis, but retrospective application is permitted. The Company evaluated the potential impact of adopting this new guidance on its unaudited consolidated financial statements and related disclosures and believe that the adoption of this ASU did not have a material effect on the Company’s financial statements.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2024

Note 3 — Investments Held in Trust Account

As of March 31, 2024 and December 31, 2023, assets held in the Trust Account were comprised of $37,373,688 and $36,672,846 in money market funds which are invested in U.S. Treasury Securities. Interest income for the three months ended March 31, 2024 and 2023 amounted to $475,842 and $706,680 , respectively.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	March 31, 2024
Assets:
Trust Account – U.S. Treasury Securities Money Market Fund	1	$37,373,688

Description	Level	December 31, 2023
Assets:
Trust Account – U.S. Treasury Securities Money Market Fund	1	$36,672,846

Note 4 — Initial Public Offering

Pursuant to the IPO, the Company sold 8,625,000 Units including 1,125,000 Units issued upon the full exercise of the over-allotment option. Each Unit has an offering price of $10.00 and consists of one share of the Company’s Class A Common Stock and one-half of one redeemable Public Warrants. The Company will not issue fractional shares. As a result, the Public Warrants must be exercised in multiples of two. Each whole redeemable Public Warrant entitles the holder thereof to purchase one share Class A Common Stock at a price of $11.50 per full share. The Public Warrants will become exercisable on the later of 30 days after the completion of the Company’s initial Business Combination or 12 months from the closing of the IPO, and will expire five years after the completion of the Company’s initial Business Combination or earlier upon redemption or liquidation.

All of the 8,625,000 Public Shares sold as part of the Units in the IPO contain a redemption feature which allows for the redemption of such Public Shares if there is a stockholder vote or tender offer in connection with the Business Combination and in connection with certain amendments to the Company’s amended and restated certificate of incorporation, or in connection with the Company’s liquidation. In accordance with the Securities and Exchange Commission (the “SEC”) and its staff’s guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99, redemption provisions not solely within the control of the Company require common stock subject to redemption to be classified outside of permanent equity.

The Company’s redeemable common stock is subject to SEC and its staff’s guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99. If it is probable that the equity instrument will become redeemable, the Company has the option to either accrete changes in the redemption value over the period from the date of issuance (or from the date that it becomes probable that the instrument will become redeemable, if later) to the earliest redemption date of the instrument or to recognize changes in the redemption value immediately as they occur and adjust the carrying amount of the instrument to equal the redemption value at the end of each reporting period. The Company has elected to recognize the changes immediately. The accretion or remeasurement is treated as a deemed dividend (i.e., a reduction to retained earnings, or in absence of retained earnings, additional paid-in capital).

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2024

Note 4 — Initial Public Offering (cont.)

As of March 31, 2024 and December 31, 2023, the common stock reflected on the balance sheet are reconciled in the following table.

	As of March 31, 2024	As of December 31, 2023
Gross proceeds	$86,250,000	$86,250,000
Less:
Proceeds allocated to Public Warrants	(1,349,813)	(1,349,813)
Offering costs of Public Shares	(4,838,883)	(4,838,883)
Redemption	(55,662,019)	(55,662,019)
Plus:
Accretion of carrying value to redemption value	12,387,741	11,799,577
Common stock subject to possible redemption	$36,787,026	$36,198,862

Note 5 — Private Placement

Substantially concurrently with the closing of the IPO on June 14, 2022, the Company completed the sale of 5,240,000 Private Warrants to the Sponsor at a purchase price of $1.00 per Private Warrant, generating gross proceeds to the Company of $5,240,000. Private Warrants are identical to the Public Warrants included in the Units sold in this IPO except that the Private Warrants (including the Class A common stock issuable upon exercise of the Private Warrants) will not be transferable, assignable or salable until 30 days after the completion of the initial Business Combination except to permitted transferees.

Note 6 — Related Party Transactions

Founder Shares

On February 4, 2022, the Sponsor acquired 2,156,250 Class B common stock (“Founder Shares”) of for an aggregate purchase price of $25,000, or approximately $0.01 per share. As of March 31, 2024 and December 31, 2023, there were 2,156,250 Founder Shares issued and outstanding.

The number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent 20% of the number of Class A common stock and Class B common stock issued and outstanding upon completion of the IPO.

The Founder Shares are identical to the Public Shares. However, the founders have agreed (A) to vote their Founder Shares in favor of any proposed Business Combination, (B) not to propose, or vote in favor of, prior to and unrelated to an initial Business Combination, an amendment to the Company’s certificate of incorporation that would affect the substance or timing of the Company’s redemption obligation to redeem all Public Shares if the Company cannot complete an initial Business Combination within the Combination Period, unless the Company provides public stockholders an opportunity to redeem their Public Shares in conjunction with any such amendment, (C) not to redeem any shares, including Founder Shares and Public Shares into the right to receive cash from the Trust Account in connection with a stockholder vote to approve the Company’s proposed initial Business Combination or sell any shares to us in any tender offer in connection with the Company’s proposed initial Business Combination, and (D) that the Founder Shares shall not participate in any liquidating distribution upon winding up if a Business Combination is not consummated.

The founder has agreed not to transfer, assign or sell its Founder Shares until the earlier to occur of: (A) six months after the completion of the Company’s initial Business Combination, or (B) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the public stockholders having the right to exchange their shares of common stock for cash, securities or other property, and (C) the date on which the last reported sale price of the Company’s Class A common stock equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the initial Business Combination, any permitted transferees will be subject to the same restrictions and other agreements of the Company’s founders with respect to any Founder Shares.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2024

Note 6 — Related Party Transactions (cont.)

Promissory Note — Related Party

On January 20, 2022, the Sponsor has agreed to loan the Company up to $500,000 to be used for a portion of the expenses of the IPO. This loan is non-interest bearing, unsecured and is due at the earlier of (1) January 20, 2023 or (2) the date on which the Company consummates its IPO of its securities. The Company has an outstanding loan balance of $316,827 on June 14, 2022 after the IPO and the outstanding balance was repaid on June 21, 2022.

In connection with the Monthly Extension Payment discussed in Note 1, the Company issued four unsecured promissory notes of $227,730.87 and nine unsecured promissory notes of $75,000 to its Sponsor. The notes are non-interest bearing and payable (subject to the waiver against trust provisions) on the earlier of (i) consummation of the Company’s initial Business Combination and (ii) the date of the liquidation of the Company. The principal balance may be prepaid at any time, at the election of the Company. The holder of the Note has the right, but not the obligation, to convert the Note, in whole or in part, respectively, into Warrants, as described in the Prospectus, by providing the Company with written notice of its intention to convert the Note at least two business days prior to the closing of the Company’s initial Business Combination. The number of Warrants to be received by the holder in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the holder, by (y) $1.00. Total extension notes amounted to $1,585,923 and $1,360,924 as of March 31, 2024 and December 31, 2023, respectively.

On December 5, 2023, the Sponsor has agreed to loan the Company up to $500,000 to be used as working capital of the Company. This loan is non-interest bearing, unsecured and is due at the earlier of (1) the date on which the Company consummates a Business Combination or merger with a qualified target company or (2) the date of liquidation of the Company and have the same conversion features as the extension notes mentioned above. The Company has an outstanding loan balance of $491,645 and $70,823 as of March 31, 2024 and December 31, 2023, respectively.

Balance of Promissory Notes — related party amounted to $2,077,568 and $1,431,747 on March 31, 2024 and December 31, 2023, respectively.

Related Party Loans

In addition, in order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor, or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes the initial Business Combination, it would repay such loaned amounts. In the event that the initial Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used for such repayment. Up to $3,000,000 of such loans may be converted upon consummation of the Company’s Business Combination into Warrants at a price of $1.00 per warrant. If the Company does not complete a Business Combination, the loans would be repaid out of funds not held in the Trust Account, and only to the extent available. Such Private Warrant converted from loan would be identical to the Private Warrants sold in the private placement.

As of March 31, 2024 and December 31, 2023, the Company had no borrowings under the working capital loans.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2024

Note 6 — Related Party Transactions (cont.)

Administrative Services Fees

The Company has agreed, commencing on the effective date of the Prospectus, to pay the Sponsor the monthly fee of an aggregate of $10,000 for office space, administrative and shared personnel support services. This arrangement will terminate upon the earlier of (a) completion of a Business Combination or (b) twelve months after the completion of the IPO. Administrative service fee expenses for the three months ended March 31, 2024 and 2023 amounted to nil and $30,000, respectively. Accrued services fees amounted to $3,000 and $3,000 as of March 31, 2024 and December 31, 2023, respectively.

Note 7 — Commitments & Contingencies

Registration Rights

The holders of the Founder Shares and Private Warrants and Warrants issuable upon the conversion of certain working capital loans will be entitled to registration rights pursuant to a registration rights agreement signed on June 9, 2022 requiring the Company to register such securities for resale. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of the Company’s initial Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The underwriters of the IPO (the “underwriters”) exercised the option to purchase an additional 1,125,000 Units in the IPO.

The Company paid an underwriting discount of 2.0% of the gross proceeds of the IPO, or $1,725,000 to the underwriters at the closing of the IPO. In addition, the underwriters will be entitled to a deferred fee of 3.0% of the gross proceeds of the IPO, or $2,587,500 until the closing of the Business Combination.

On February 23, 2024, the Company” entered into certain Amendment (the “UA Amendment”) to the Underwriting Agreement, dated June 9, 2022 with the underwriters. Pursuant to the terms of the UA Amendment, the underwriters and the Company have agreed to amend the Underwriting Agreement to replace the existing deferred underwriting fee under the Underwriting Agreement from $2,587,500 payable in cash at the closing of a Business Combination, to (x) $1,725,000 payable in cash and (y) 43,125 shares of common stock of PubCo. to be issued, at the closing of the Business Combination. Deferred underwriting fee was reduced by $431,250. As of March 31, 2024 and December 31, 2023, deferred underwriting fee was $2,156,250 and $2,587,500, respectively.

Right of First Refusal

For a period of twelve (12) months from the closing of a Business Combination the Company shall give underwriter a right of first refusal to act as lead left bookrunner and lead left manager and/or lead left placement agent with at least seventy-five percent (75%) of the economics for a two-handed deal and thirty-five percent (35%) of the economics for a three-handed deal for any and all future public and private equity and debt offerings during such period by the Company or any successor to or any subsidiary of the Company. It is understood that if, during the twelve (12) month period following the consummation of a successful financing, a third party broker-dealer provides the Company with written terms with respect to a future securities offering (“Written Offering Terms”) that the Company desires to accept, the Company shall promptly present the Written Offering Terms to EF Hutton, division of Benchmark Investments LLC (“EF Hutton”), the representative of the underwriters of the IPO. EF Hutton shall have five (5) business days from its receipt of the Written Offering Terms in which to determine whether or not to accept such offer and, if EF Hutton declines such offer or fail to respond within such five (5) day period, then the Company shall have the right to proceed with such financing with another placement agent or underwriter upon the same terms and conditions as the Written Offering Terms.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2024

Note 8 — Stockholders’ Deficit

Preferred Stock — The Company is authorized to issue 500,000 shares of preferred stock, $0.0001 par value, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of March 31, 2024 and December 31, 2023, there were no preferred stock issued or outstanding.

Class A Common Stock — The Company is authorized to issue 20,000,000 shares of Class A common stock with a par value of $0.0001 per share. As of March 31, 2024 and December 31, 2023, there were no shares of Class A common stock issued or outstanding, excluding 3,255,050 shares of Class A common stock subject to possible redemption.

Class B Common Stock — The Company is authorized to issue 2,500,000 shares of Class B common stock with a par value of $0.0001 per share. As of March 31, 2024 and December 31, 2023, the Company had 2,156,250 shares of Class B common stock issued and outstanding.

Common stockholders of record are entitled to one vote for each share held on all matters to be voted on by stockholders. Holders of the Class A common stock and holders of the Class B common stock will vote together as a single class on all matters submitted to a vote of the Company’s stockholders, except as required by law.

The Class B common stock will automatically convert into shares of the Class A common stock at the time of the Business Combination, or at any time prior thereto at the option of the holder, on a one-for-one basis, subject to adjustment pursuant to certain anti-dilution right.

Warrants — On June 14, 2022, the Company issued 4,312,500 Public Warrants in connection with the IPO. Substantially concurrently with the closing of the IPO, the Company completed the private sale of 5,240,000 Private Warrants to the Company’s Sponsor.

Each whole Warrant entitles the registered holder to purchase one whole share of the Company’s Class A common stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing on the later of 12 months from the closing of the IPO or the date of the completion of the Business Combination. Pursuant to the warrant agreement (the “warrant agreement”) signed on June 9, 2022 between the Company and VStock Transfer, LLC, the warrant agent of the Company, a warrant holder may exercise its Warrants only for a whole number of shares of Class A common stock. This means that only a whole Warrant may be exercised at any given time by a warrant holder. No fractional Warrants will be issued upon separation of the Units and only whole Warrants will trade. The Warrants will expire five years after the completion of the Business Combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

The Company has agreed that as soon as practicable, but in no event later than 30 business days, after the closing of the Business Combination, it will use its reasonable best efforts to file, and within 60 business days following the Business Combination to have declared effective, a registration statement for the registration, under the Securities Act, of the shares of Class A common stock issuable upon exercise of the Warrants. The Company will use its reasonable best efforts to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the Warrants in accordance with the provisions of the warrant agreement. No Warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the Class A common stock issuable upon exercise of the Warrants and a current prospectus relating to such shares of common stock. Notwithstanding the above, if the Company’s Class A common stock is at the time of any exercise of a Warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Warrants who exercise their Warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event it so elect, it will not be required to file or maintain in effect a registration statement, but it will be required to use its reasonable best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of the Business Combination at an issue price or effective issue price (the “Newly Issued Price”) of less than $9.20 per share (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Company’s founders or their affiliates, without taking into account any founders’ shares held by the Company’s founders or such affiliates, as applicable, prior to such issuance), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Business Combination on the date of the consummation of the Business Combination (net of redemptions), and (z) the volume weighted average reported trading price of Class A Common Stock for the twenty (20) trading days starting on the trading day prior to the date of the consummation of the Business Combination (the “Fair Market Value”) is below $9.20 per share, the exercise price of the Warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Fair Market Value and the Newly Issued Price, and the $16.50 per share redemption trigger price described below will be adjusted (to the nearest cent) to be equal to 165% of the higher of the Fair Market Value and the Newly Issued Price.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2024

Note 8 — Stockholders’ Deficit (cont.)

The Company may call the Warrants for redemption, in whole and not in part, at a price of $0.01 per Warrant:

●	in whole and not in part;

●	upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each Warrant holder; and

●	if, and only if, the reported last sale price of the Class A common stock equals or exceeds $16.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending three business days before the Company sends the notice of redemption to the warrant holders.

The Company accounted for the 4,312,500 Public Warrants issued with the IPO as equity instruments in accordance with ASC 480, “Distinguishing Liabilities from Equity” and ASC 815-40, “Derivatives and Hedging: Contracts in Entity’s Own Equity”. The Company accounted for the Public Warrants as an expense of the IPO resulting in a charge directly to stockholders’ equity. The Company estimates that the fair value of the warrants is approximately $1.4 million, or $0.157 per Unit, using the Monte Carlo Model. The fair value of the Public Warrants is estimated as of the date of grant using the following assumptions: (1) expected volatility of 0.1%, (2) risk-free interest rate of 3.08%, (3) expected life of 6.18 years, (4) exercise price of $11.50 and (5) stock price of $9.84.

As of March 31, 2024 and December 31, 2023, 9,552,500 Warrants were outstanding.

Note 9 — Income Taxes

As of March 31, 2024 and December 31, 2023, the Company’s deferred tax asset had a full valuation allowance recorded against it. The effective tax rate for the three months ended March 31, 2024 and 2023 were 48.5% and 28.7%, respectively. The effective tax rate differs from the federal and state statutory tax rate of 21.0 % primarily due to the valuation allowance on the deferred tax assets.

Note 10 — Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through the date the financial statement is issued. The Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement other than events below.

On April 9, 2024, the Company held a special meeting of stockholders (the “Special Meeting III”). At the Special Meeting III, the stockholders of the Company approved, among others, the proposal to amend Company’s amended and restated certificate of incorporation to allow the Company until April 14, 2024 to consummate an initial business combination, and, without another stockholder vote, to elect to extend the date by which the Company must consummate a business combination on a monthly basis for up to nine (9) times, up to January 14, 2025, by depositing the lesser of (i) $50,000 and (ii) $0.033 for each public share to the Trust Account. Upon the stockholders’ approval, on April 10, 2024, the Company filed a certificate of amendment to the Charter which became effective upon filing (the Charter upon the amendment, the “Third Amended Charter”). In connection with the votes to approve the New Extension Amendment Proposal, 1,439,666 shares of Class A common stock of the Company were rendered for redemption.

Following the Special Meeting III, and as of date of this report, pursuant to the Third Amended Charter, the Sponsor deposited two monthly extension payment of $50,000 (each, a “New Monthly Extension Payment”) into the Trust Account to extend the Combination Deadline to June 14, 2024. The two New Monthly Extension Payment were evidenced by two promissory notes issued by the Company to the Sponsor, each in the principal amount of $50,000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of
Acri Capital Acquisition Corporation

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Acri Capital Acquisition Corporation (the “Company”) as of December 31, 2023 and 2022, the related statements of operations, changes in stockholders’ deficit and cash flows for each of the year ended December 31, 2023 and the period from January 7, 2022 (inception) through December 31, 2022 in the period ended December 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the year ended December 31, 2023 and period from January 7, 2022 (inception) through December 31, 2022 in the period ended December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph — Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1, the Company has a significant working capital deficiency, has incurred significant losses and needs to raise additional funds to meet its obligations and sustain its operations. In addition, if the Company does not consummate an initial business combination by April 14, 2024, there will be a mandatory liquidation and subsequent dissolution of the Company. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Marcum llp

Marcum llp

We have served as the Company’s auditor since 2022 (such date takes into account the acquisition of certain assets of Friedman LLP by Marcum LLP effective September 1, 2022).

Marlton, New Jersey
March 22, 2024

ACRI CAPITAL ACQUISITION CORPORATION
CONSOLIDATED BALANCE SHEETS

	December 31, 2023	December 31, 2022
Assets
Cash	$54,289	$547,478
Prepaid expenses	5,791	159,952
Total Current Assets	60,080	707,430

Investments held in Trust Account	36,672,846	89,140,977
Total Assets	$36,732,926	$89,848,407

Liabilities, Temporary Equity, and Stockholders’ Deficit
Accrued expenses	$122,007	$76,931
Franchise tax payable	37,905	56,361
Income tax payable	402,142	173,680
Excise tax payable	556,620	—
Promissory notes – related party	1,431,747	—
Total Current Liabilities	2,550,421	306,972

Deferred tax liability	33,937	60,594
Deferred underwriter’s discount	2,587,500	2,587,500
Total Liabilities	5,171,858	2,955,066

Commitments and Contingencies

Common stock subject to possible redemption, 3,255,050 shares and 8,625,000 shares at redemption value of $11.12 and $10.30 per share as of December 31, 2023 and December 31, 2022	36,198,862	88,850,342

Stockholders’ Deficit:
Preferred stock, $0.0001 par value, 500,000 shares authorized, none issued and outstanding	—	—
Class A common stock, $0.0001 par value, 20,000,000 shares authorized, none issued and outstanding (excluding 3,255,050 shares subject to possible redemption as of December 31, 2023 and December 31, 2022)	—	—
Class B common stock, $0.0001 par value, 2,500,000 shares authorized, 2,156,250 shares issued and outstanding	216	216
Additional paid-in capital	—	—
Accumulated deficit	(4,638,010)	(1,957,217)
Total Stockholders’ Deficit	(4,637,794)	(1,957,001)

Total Liabilities, Temporary Equity, and Stockholders’ Deficit	$36,732,926	$89,848,407

The accompanying notes are an integral part of these consolidated financial statements.

ACRI CAPITAL ACQUISITION CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS

	For the year ended December 31, 2023	For the Period from January 7, 2022 (inception) through December 31, 2022
Formation and operating costs	$736,593	$658,118
Franchise tax expenses	64,564	56,361
Loss from Operations	(801,157)	(714,479)

Other income
Interest earned on investment held in Trust Account	2,118,942	1,165,977
Income before income taxes	1,317,785	451,498
Income taxes provision	431,419	234,274

Net income	$886,366	$217,224

Basic and diluted weighted average shares outstanding, common stock subject to possible redemption	4,170,218	4,818,436
Basic and diluted net income per share, common stock subject to possible redemption	$0.39	$0.57
Basic and diluted weighted average shares outstanding, common stock attributable to Acri Capital Acquisition Corporation	2,156,250	2,032,123
Basic and diluted net loss per share, common stock attributable to Acri Capital Acquisition Corporation	$(0.34)	$(1.25)

The accompanying notes are an integral part of these consolidated financial statements.

ACRI CAPITAL ACQUISITION CORPORATION
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT

			Common Stock				Additional		Total
	Preferred Stock		Class A		Class B		Paid-in	Accumulated	Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Deficit
Balance as of December 31, 2022	—	$—	—	$—	2,156,250	$216	$—	$(1,957,217)	$(1,957,001)
Accretion of carrying value to redemption value	—	—	—	—	—	—	—	(3,010,539)	(3,010,539)
Excise tax accrual	—	—	—	—	—	—	—	(556,620)	(556,620)
Net income	—	—	—	—	—	—	—	886,366	886,366
Balance as of December 31, 2023	—	$—	—	$—	2,156,250	$216	$—	$(4,638,010)	$(4,637,794)

			Common Stock				Additional		Total
	Preferred Stock		Class A		Class B		Paid-in	Accumulated	Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Deficit
Balance as of January 7, 2022 (inception)	—	$—	—	$—	—	$—	$—	$—	$—
Founder shares issued to initial stockholder	—	—	—	—	2,156,250	216	24,784	—	25,000
Sale of public units through public offering	—	—	8,625,000	863	—	—	86,249,137	—	86,250,000
Sale of private placement warrants	—	—	—	—	—	—	5,240,000	—	5,240,000
Underwriters’ discount	—	—	—	—	—	—	(4,312,500)	—	(4,312,500)
Other offering expenses	—	—	—	—	—	—	(526,383)	—	(526,383)
Reclassification of common stock subject to redemption	—	—	(8,625,000)	(863)	—	—	(84,899,324)	—	(84,900,187)
Allocation of offering costs to common stock subject to redemption	—	—	—	—	—	—	4,838,883	—	4,838,883
Accretion of carrying value to redemption value	—	—	—	—	—	—	(6,614,597)	(2,174,441)	(8,789,038)
Net income	—	—	—	—	—	—	—	217,224	217,224
Balance as of December 31, 2022	—	$—	—	$—	2,156,250	$216	$—	$(1,957,217)	$(1,957,001)

The accompanying notes are an integral part of these consolidated financial statements.

ACRI CAPITAL ACQUISITION CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the year ended December 31, 2023	For the Period from January 7, 2022 (inception) through December 31, 2022
Cash Flows from Operating Activities:
Net Income	$886,366	217,224
Adjustments to reconcile net income to net cash used in operating activities:
Interest earned on investment held in Trust Account	(2,118,942)	(1,165,977)
Deferred taxes	(26,657)	60,594
Changes in operating assets and liabilities:
Prepaid expenses	154,161	(159,952)
Accrued expenses	45,076	76,931
Franchise tax payable	(18,456)	56,361
Income taxes payable	228,462	173,680
Net Cash Used in Operating Activities	(849,990)	(741,139)

Cash Flows from Investing Activities:
Purchase of investment held in trust account	(1,360,924)	(87,975,000)
Sale of investment held in trust account	55,947,997	—
Net Cash Provided by (Used in) Investing Activities	54,587,073	(87,975,000)

Cash Flows from Financing Activities:
Proceeds from issuance of founder shares	—	25,000
Proceeds from promissory notes to related party	1,431,747	316,827
Repayment of promissory notes to related party	—	(316,827)
Proceeds from public offering	—	86,250,000
Proceeds from private placement	—	5,240,000
Payment of underwriter discount	—	(1,725,000)
Payment of deferred offering costs	—	(526,383)
Redemption of Class A Common Stock	(55,662,019)	—
Net Cash (Used in) Provided by Financing Activities	(54,230,272)	89,263,617

Net Change in Cash	(493,189)	547,478

Cash, beginning of year	547,478	—
Cash, end of year	$54,289	547,478

Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$229,615	$—
Cash paid for interest	$—	$—

Non-cash financing activities:
Deferred underwriters’ marketing fees	$—	$2,587,500
Change in value of common stock subject to redemption	$—	$84,900,187
Allocation of offering costs to common stock subject to redemption	$—	$4,838,883
Accretion of carrying value to redemption value	$3,010,539	$8,789,038
Excise tax accrual	$556,620	$—

The accompanying notes are an integral part of these consolidated financial statements.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2023

Note 1 — Organization and Business Operation

Acri Capital Acquisition Corporation (the “Company”) is a newly organized blank check company incorporated as a Delaware corporation on January 7, 2022. The Company was formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company is actively searching and identifying suitable Business Combination target. The company is not limited to a particular industry or geographic region for purposes of consummating an initial Business Combination. The Company has selected December 31 as its fiscal year end.

On November 13, 2023, the Company incorporated Acri Capital Merger Sub I Inc, (“Merger Sub I”), and Acri Capital Merger Sub II Inc, (“Merger Sub II”), each a Delaware corporation and wholly owned subsidiary of the Company. As of December 31, 2023, there has been no activity in Merger Sub I and Merger Sub II.

As of December 31, 2023 and December 31, 2022, the Company had not commenced any operations. For the year ended December 31, 2023 and the period from January 7, 2022 (inception) through December 31, 2022, the Company’s efforts have been limited to organizational activities as well as activities related to the initial public offering (the “IPO”). The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company generates non-operating income in the form of interest income from the proceeds derived from the IPO.

The registration statement for the Company’s IPO became effective on June 9, 2022. On June 14, 2022, the Company consummated the IPO of 8,625,000 units (the “Units”) (including 1,125,000 Units issued upon the full exercise of the over-allotment option). Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Public Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Warrant entitling the holder thereof to purchase one share of Class A common stock (the “Class A common stock”) at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $86,250,000 on June 14, 2022.

Substantially concurrently with the closing of the IPO, the Company completed the sale of 5,240,000 private placement warrants (the “Private Warrants”, together with the Public Warrants, the “Warrants”) to the Company’s sponsor, Acri Capital Sponsor LLC (the “Sponsor”) at a purchase price of $1.00 per Private Warrant, generating gross proceeds to the Company of $5,240,000. The Private Warrants are identical to the Public Warrants except that the Private Warrants (including the Class A common stock issuable upon exercise of the Private Warrants) will not be transferable, assignable or salable until 30 days after the completion of the initial Business Combination except to permitted transferees.

Transaction costs amounted to $4,838,883, consisting of $4,312,500 of underwriting fees and $526,383 of other offering costs. Following the closing of IPO, cash of $1,283,357 was held outside of the Trust Account (as defined below) and is available for working capital purposes.

The Company’s initial Business Combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (as defined below) (excluding the deferred underwriting discounts and commissions and taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into the initial Business Combination. However, the Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for the post-transaction company not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to complete a Business Combination successfully.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2023

Note 1 — Organization and Business Operation (cont.)

Following the closing of the IPO, $87,975,000 ($10.20 per Unit) from the proceeds of the sale of the Units and the Private Warrants, was held into a U.S.-based trust account (the “Trust Account”) with Wilmington Trust, National Association, acting as trustee. The funds held in the Trust Account will be invested only in U.S. government treasury bills, bonds or notes with a maturity of 185 days or less, or in money market funds meeting the applicable conditions of Rule 2a-7 promulgated under the Investment Company Act which invest solely in direct U.S. government treasury, so that the Company are not deemed to be an investment company under the Investment Company Act. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay the Company’s tax obligation, the proceeds from the IPO and the sale of the Private Warrants that are deposited and held in the Trust Account will not be released from the Trust Account until the earliest to occur of (a) the completion of the initial Business Combination, (b) the redemption of any shares of Class A common stock included in the Units sold in the IPO properly submitted in connection with a stockholder vote to amend then current amended and restated Company’s certificate of incorporation (i) to modify the substance or timing of its obligation to allow redemption in connection with its initial Business Combination or to redeem 100% of the Company’s Public Shares if it does not complete the initial Business Combination within the Combination Period (as defined below) or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity and (c) the redemption of 100% of the Company’s Public Shares if it is unable to complete the Business Combination within the Combination Period, subject to applicable law. The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors which could have higher priority than the claims of the Company’s public stockholders. If the Company anticipate that it may not be able to consummate its initial Business Combination by March 14, 2023 (within nine (9) months from the consummation of the IPO), it may extend the period of time to consummate a Business Combination up to nine (9) times by an additional one month each time for a total of up to 9 months, affording the Company up to December 14, 2023 (up to eighteen (18) months from the consummation of the IPO) to complete its initial Business Combination. Public stockholders will not be offered the opportunity to vote on or redeem their shares if the Company chooses to make any such paid extension. Pursuant to the terms of the Company’s amended and restated certificate of incorporation and the trust agreement entered into between the Company and Wilmington Trust, National Association acting as trustee, the Sponsor or its affiliates or designees, upon five days advance notice prior to the applicable deadline, must deposit into the Trust Account for each month extension $287,212 ($0.0333 per share), on or prior to the date of the applicable deadline. Any such payments would be made in the form of a loan. If the Company complete its initial Business Combination, the Company would repay such loaned amounts out of the proceeds of the Trust Account. In addition, such extension funding loans may be convertible into Private Warrants upon the closing of the Company’s initial Business Combination at $1.00 per warrant at the option of the lender.

On February 8, 2023, the Company held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the stockholders of the Company approved the proposal to amend Company’s amended and restated certificate of incorporation (“Charter”) to amend the amount of monthly deposit (each, a “Monthly Extension Payment”) required to be deposited in the trust account (the “Trust Account”) from $0.0333 for each public share to $0.0625 for each public share for up to nine (9) times if the Company has not consummated its initial business combination by March 14, 2023 (the nine (9) month anniversary of the closing of its initial public offering) (the “Extension Amendment Proposal”). Upon the stockholders’ approval, on February 9, 2023, the Company filed a certificate of amendment to the Charter which became effective upon filing.

In connection with the votes to approve the Extension Amendment Proposal, 4,981,306 shares of Class A common stock of the Company were redeemed at $10.33 per share in March 2023.

Following the Special Meeting, the Sponsor deposited four monthly payments to the Trust Account to extend the Business Combination deadline to July 14, 2023 of $227,730.87 for a total of $910,923.48. In connection with each of the Monthly Extension Payment, the Company issued an unsecured promissory note of $227,730.87 (the “Note”) to its Sponsor. The Note is non-interest bearing and payable (subject to the waiver against trust provisions) on the earlier of (i) consummation of the Company’s initial business combination and (ii) the date of the liquidation of the Company. The principal balance may be prepaid at any time, at the election of the Company. The holder of the Note has the right, but not the obligation, to convert the Note, in whole or in part, respectively, into private placement warrants (the “Warrants”) of the Company, as described in the prospectus of the Company (File Number 333-263477), by providing the Company with written notice of its intention to convert the Note at least two business days prior to the closing of the Company’s initial business combination. The number of Warrants to be received by the holder in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the holder, by (y) $1.00.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2023

Note 1 — Organization and Business Operation (cont.)

On July 11, 2023, the Company held another special meeting of stockholders (the “Special Meeting II”), at which the stockholders of the Company approved, among others, the proposal to amend the Charter to allow the Company until July 14, 2023 to consummate an initial business combination, and, without another stockholder vote, to elect to extend Business Combination deadline on a monthly basis for up to nine (9) times, up to April 14, 2024, by depositing $75,000 to the Trust Account. Upon the stockholders’ approval, on July 12, 2023, the Company filed a certificate of amendment to the Charter which became effective upon filing (the Charter upon the amendment, the “Second Amended Charter”). In connection with the Special Meeting II, 388,644 shares of Class A common stock of the Company were redeemed and cancelled.

In connection with the Special Meeting II, the stockholders also approved the proposal to amend the Charter to remove the restriction of Company to undertake an initial business combination with any entity with its principal business operations or is headquartered in China (including Hong Kong and Macau).

Pursuant to the Second Amended Charter, the Company may extend the Business Combination deadline on monthly basis from July 14, 2023 to up to nine times by depositing $75,000 each month into the Trust Account. As of December 31, 2023, the Sponsor deposited six monthly payments to the Trust Account to extend the Business Combination deadline to January 14, 2023 of $75,000 for a total of $450,000.

Total outstanding notes related to extension amounted to $1,360,924 as of December 31, 2023.

The shares of Class A common stock subject to redemption will be recorded at a redemption value and classified as temporary equity upon the completion of the IPO, in accordance with the Financial Accounting Standard Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” In such case, the Company will consummate a Business Combination and, solely if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the issued and outstanding shares voted are voted in favor of the Business Combination. The Company may elect to extend Business Combination deadline on a monthly basis for up to nine (9) times, up to April 14, 2024, by depositing $75,000 to the Trust Account each time (the “Combination Period”).

If the Company is unable to complete the initial Business Combination within the Combination Period, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay the Company’s taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and its board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2023

Note 1 — Organization and Business Operation (cont.)

There will be no redemption rights or liquidating distributions with respect to the Company’s Warrants, which will expire worthless if the Company fails to complete the Business Combination within the Combination Period. The Sponsor, directors and officers of the Company (the “founders”) have entered into a letter agreement with the Company, pursuant to which they have agreed (i) to waive their redemption rights with respect to any Founder Shares (as defined in Note 5) and any Public Shares held by them in connection with the completion of the initial Business Combination, (ii) waive their redemption rights with respect to their Founder Shares and Public Shares in connection with a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the initial Business Combination or to redeem 100% of the Company’s Public Shares if the Company does not complete its initial Business Combination within the Combination Period or (B) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity and (iii) to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if the Company fails to complete the initial Business Combination within the Combination Period, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete the initial Business Combination within the Combination Period. If the Company submits it initial Business Combination to its stockholders for a vote, the Company will complete its initial Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the initial Business Combination. In no event will the Company redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption of Public Shares and the related Business Combination, and instead may search for an alternate Business Combination.

The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or by a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act (as defined in Note 2). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, then the Company’s Sponsor will not be responsible to the extent of any liability for such third party claims.

However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy their indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure that its Sponsor would be able to satisfy those obligations. None of the officers or directors will indemnify the Company for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

Liquidity and Going Concern

As of December 31, 2023, the Company had cash of $54,289 and a working capital deficit of $2,025,294 (excluding income taxes payable which are to be paid from Trust). The Company has incurred and expects to continue to incur significant professional costs to remain as a publicly traded company and to incur significant transaction costs in pursuit of the consummation of a Business Combination. In connection with the Company’s assessment of going concern considerations in accordance with the FASB Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that these conditions raise substantial doubt about the Company’s ability to continue as a going concern. The management’s plan in addressing this uncertainty is through the working capital loans (see Note 6).

In addition, under the Company’s Second Amended Charter provides that the Company will need to complete initial Business Combination by July 14, 2023, which may be extended up to nine (9) times by an additional one month each time until April 14, 2024. If the Company is unable to complete a Business Combination within the Combination Period, the Company may seek approval from its stockholders holding no less than 65% or more of the votes to approve to extend the completion period, If the Company fails to obtain approval from the stockholders for such extension or the Company does not seek such extension, the Company will cease all operations.

There is no assurance that the Company’s plans to consummate a Business Combination will be successful within the Combination Period and that the Company will obtain enough votes to extend the Combination Period. As a result, management has determined that such additional condition also raise substantial doubt about the Company’s ability to continue as a going concern. The consolidated financial statement does not include any adjustments that might result from the outcome of this uncertainty.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2023

Note 2 — Significant accounting policies

Basis of Presentation

The accompanying consolidated financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the rules and regulations of the SEC, and include all normal and recurring adjustments that management of the Company considers necessary for a fair presentation of its financial position and operation results.

Emerging Growth Company Status

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act of 1934, as amended (the “Exchange Act”)) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Cash

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $54,289 and $547,478 cash in bank as of December 31, 2023 and December 31, 2022, respectively.

Investments held in Trust Account

At December 31, 2023 and December 31, 2022, we had $36,672,846 and $89,140,977 of the assets held in the Trust Account were held in money market funds, which are invested in short term U.S. Treasury securities.

All of the Company’s investments held in the Trust Account are classified as trading securities. Trading securities are presented on the consolidated balance sheets at fair value at the end of each reporting period. Gains and losses resulting from the change in fair value of investments held in Trust Account are accounted as interest income in the statement of operations.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2023

Note 2 — Significant accounting policies (cont.)

Fair Value of Financial Instruments

ASC Topic 820 “Fair Value Measurements and Disclosures” defines fair value, the methods used to measure fair value and the expanded disclosures about fair value measurements. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between the buyer and the seller at the measurement date. In determining fair value, the valuation techniques consistent with the market approach, income approach and cost approach shall be used to measure fair value. ASC Topic 820 establishes a fair value hierarchy for inputs, which represent the assumptions used by the buyer and seller in pricing the asset or liability. These inputs are further defined as observable and unobservable inputs. Observable inputs are those that buyer and seller would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s assumptions about the inputs that the buyer and seller would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

●	Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not being applied. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

●	Level 2 — Valuations based on (i) quoted prices in active markets for similar assets and liabilities, (ii) quoted prices in markets that are not active for identical or similar assets, (iii) inputs other than quoted prices for the assets or liabilities, or (iv) inputs that are derived principally from or corroborated by market through correlation or other means.

●	Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Warrants

The Company accounts for Warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in FASB ASC 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the Warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the Warrants meet all of the requirements for equity classification under ASC 815, including whether the Warrants are indexed to the Company’s own shares of Class A common stock and whether the warrant holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the Warrants are outstanding.

For issued or modified Warrants that meet all of the criteria for equity classification, the Warrants are required to be recorded as a component of equity at the time of issuance. For issued or modified Warrants that do not meet all the criteria for equity classification, the Warrants are required to be recorded as liabilities at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the Warrants are recognized as a non-cash gain or loss on the statements of operations.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2023

Note 2 — Significant accounting policies (cont.)

Common Stock Subject to Possible Redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable common stock (including common stock that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, common stock are classified as stockholders’ equity. The Company’s Public Shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, as of December 31, 2023, common stock subject to possible redemption are presented at redemption value of $11.12 per share as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet. The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable common stock to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock are affected by charges against additional paid in capital or accumulated deficit if additional paid in capital equals to zero.

Offering Costs

The Company complies with the requirements of FASB ASC Topic 340-10-S99-1, “Other Assets and Deferred Costs — SEC Materials” (“ASC 340-10-S99”) and SEC Staff Accounting Bulletin Topic 5A, “Expenses of Offering”. Offering costs were $4,838,883 consisting principally of underwriting, legal, accounting and other expenses that are directly related to the IPO and charged to stockholders’ equity upon the completion of the IPO.

Net Income (Loss) Per Share

The Company complies with accounting and disclosure requirements of FASB ASC 260, Earnings Per Share. In order to determine the net income (loss) attributable to both the redeemable shares and non-redeemable shares, the Company first considered the undistributed income (loss) allocable to both the redeemable common stock and non-redeemable common stock and the undistributed income (loss) is calculated using the total net loss less any dividends paid. The Company then allocated the undistributed income (loss) ratably based on the weighted average number of shares outstanding between the redeemable and non-redeemable common stock. Any remeasurement of the accretion to redemption value of the common stock subject to possible redemption was considered to be dividends paid to the public stockholders. As of December 31, 2023 and 2022, the Company has not considered the effect of the Warrants sold in the IPO and private placement in the calculation of diluted net income (loss) per share, since the exercise of the Warrants is contingent upon the occurrence of future events and the inclusion of such Warrants would be anti-dilutive and the Company did not have any other dilutive securities and other contracts that could, potentially, be exercised or converted into common stock and then share in the earnings of the Company. As a result, diluted income (loss) per share is the same as basic income (loss) per share for the periods presented.

The net income (loss) per share presented in the statement of operations is based on the following:

	For the Year Ended December 31, 2023	For the Period from January 7, 2022 (inception) through December 31, 2022
Net income	$886,366	$217,224
Accretion of carrying value to redemption value	(3,010,539)	(8,789,038)
Net loss including accretion of carrying value to redemption value	$(2,124,173)	$(8,571,814)

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2023

Note 2 — Significant accounting policies (cont.)

	For the Year Ended December 31, 2023		For the Period from January 7, 2022 (inception) through December 31, 2022
	Redeemable Common Stock	Non- Redeemable Common Stock	Redeemable Common Stock	Non- Redeemable Common Stock
Basic and diluted net income/(loss) per share:
Numerators:
Allocation of net loss including carrying value to redemption value	$(1,400,191)	$(723,982)	$(6,029,105)	$(2,542,709)
Accretion of carrying value to redemption value	3,010,539	—	8,789,038	—
Allocation of net income (loss)	$1,610,348	$(723,982)	$2,759,933	$(2,542,709)
Denominators:
Weighted-average shares outstanding	4,170,218	2,156,250	4,818,436	2,032,123
Basic and diluted net income (loss) per share	$0.39	$(0.34)	$0.57	$(1.25)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution. The Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account. As of December 31, 2023, approximately $36.4 million was over the Federal Deposit Insurance Corporation (FDIC) limit.

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits, no amounts accrued for interest and penalties as of December 31, 2023 and 2022. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2023

Note 2 — Significant accounting policies (cont.)

The Company has identified the United States as its only major tax jurisdiction.

The Company may be subject to potential examination by federal and state taxing authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal and state tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Recent Accounting Pronouncements

In August 2020, the FASB issued ASU 2020-06, “Debt — Debt Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40)”. The amendment in this ASU is to address issues identified as a result of the complexity associated with applying generally accepted accounting principles (GAAP) for certain financial instruments with characteristics of liabilities and equity. For convertible instruments, the Board decided to reduce the number of accounting models for convertible debt instruments and convertible preferred stock. Limiting the accounting models results in fewer embedded conversion features being separately recognized from the host contract as compared with current GAAP. Convertible instruments that continue to be subject to separation models are (1) those with embedded conversion features that are not clearly and closely related to the host contract, that meet the definition of a derivative, and that do not qualify for a scope exception from derivative accounting and (2) convertible debt instruments issued with substantial premiums for which the premiums are recorded as paid-in capital. The amendments in this Update are effective for public business entities that meet the definition of a Securities and Exchange Commission (SEC) filer, excluding entities eligible to be smaller reporting companies as defined by the SEC, for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. Early adoption is permitted, but no earlier than fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. The Board specified that an entity should adopt the guidance as of the beginning of its annual fiscal year. The Company has early adopted this update and it will become effective on January 1, 2023. The Company adoption of this ASU did not have a material effect on the Company’s consolidated financial statements.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376) (the “IRA”), which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions.

The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax. Any redemption or other repurchase that occurs after December 31, 2022, in connection with a Business Combination, extension vote or otherwise, may be subject to the excise tax. Whether and to what extent the Company would be subject to the excise tax in connection with a Business Combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, extension or otherwise, (ii) the structure of a Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a Business Combination (or otherwise issued not in connection with a Business Combination but issued within the same taxable year of a Business Combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by the Company and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a Business Combination and in the Company’s ability to complete a Business Combination.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2023

Note 2 — Significant accounting policies (cont.)

As a result of the 5,369,950 shares of Class A common stock redeemed in February 2023 and July, 2023, the Company accrued the 1% excise tax in the amount of $556,620 as a reduction of equity as the Company is uncertain about the structure of business combination and whether additional shares will be issued within the same taxable year.

In December 2023, the FASB issued Accounting Standards Update No. 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures” (“ASU 2023-09”), which modifies the rules on income tax disclosures to require entities to disclose (1) specific categories in the rate reconciliation, (2) the income or loss from continuing operations before income tax expense or benefit (separated between domestic and foreign) and (3) income tax expense or benefit from continuing operations (separated by federal, state and foreign). ASU 2023-09 also requires entities to disclose their income tax payments to international, federal, state and local jurisdictions, among other changes. The guidance is effective for annual periods beginning after December 15, 2024. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. ASU 2023-09 should be applied on a prospective basis, but retrospective application is permitted. The Company is currently evaluating the potential impact of adopting this new guidance on its consolidated financial statements and related disclosures.

Note 3 — Investments Held in Trust Account

As of December 31, 2023 and December 31, 2022, assets held in the Trust Account were comprised of $36,672,846 and $89,140,977 in money market funds which are invested in U.S. Treasury Securities. Interest income for the year ended December 31, 2023 and the period from January 7, 2022 (inception) through December 31, 2022 amounted to $2,118,942 and $1,165,977, respectively.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	December 31, 2023
Assets:
Trust Account – U.S. Treasury Securities Money Market Fund	1	$36,672,846

Description	Level	December 31, 2022
Assets:
Trust Account – U.S. Treasury Securities Money Market Fund	1	$89,140,977

Note 4 — Initial Public Offering

Pursuant to the IPO, the Company sold 8,625,000 Units including 1,125,000 Units issued upon the full exercise of the over-allotment option. Each Unit has an offering price of $10.00 and consists of one share of the Company’s Class A Common Stock and one-half of one redeemable Public Warrants. The Company will not issue fractional shares. As a result, the Public Warrants must be exercised in multiples of two. Each whole redeemable Public Warrant entitles the holder thereof to purchase one share Class A Common Stock at a price of $11.50 per full share. The Public Warrants will become exercisable on the later of 30 days after the completion of the Company’s initial Business Combination or 12 months from the closing of the IPO, and will expire five years after the completion of the Company’s initial Business Combination or earlier upon redemption or liquidation.

All of the 8,625,000 Public Shares sold as part of the Units in the IPO contain a redemption feature which allows for the redemption of such Public Shares if there is a stockholder vote or tender offer in connection with the Business Combination and in connection with certain amendments to the Company’s amended and restated certificate of incorporation, or in connection with the Company’s liquidation. In accordance with the Securities and Exchange Commission (the “SEC”) and its staff’s guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99, redemption provisions not solely within the control of the Company require common stock subject to redemption to be classified outside of permanent equity.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2023

Note 4 — Initial Public Offering (cont.)

The Company’s redeemable common stock is subject to SEC and its staff’s guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99. If it is probable that the equity instrument will become redeemable, the Company has the option to either accrete changes in the redemption value over the period from the date of issuance (or from the date that it becomes probable that the instrument will become redeemable, if later) to the earliest redemption date of the instrument or to recognize changes in the redemption value immediately as they occur and adjust the carrying amount of the instrument to equal the redemption value at the end of each reporting period. The Company has elected to recognize the changes immediately. The accretion or remeasurement is treated as a deemed dividend (i.e., a reduction to retained earnings, or in absence of retained earnings, additional paid-in capital).

As of December 31, 2023 and December 31, 2022, the common stock reflected on the balance sheet are reconciled in the following table.

	As of December 31, 2023	As of December 31, 2022
Gross proceeds	$86,250,000	$86,250,000
Less:
Proceeds allocated to Public Warrants	(1,349,813)	(1,349,813)
Offering costs of Public Shares	(4,838,883)	(4,838,883)
Redemption	(55,662,019)	—
Plus:
Accretion of carrying value to redemption value	11,799,577	8,789,038
Common stock subject to possible redemption	$36,198,862	$88,850,342

Note 5 — Private Placement

Substantially concurrently with the closing of the IPO on June 14, 2022, the Company completed the sale of 5,240,000 Private Warrants to the Sponsor at a purchase price of $1.00 per Private Warrant, generating gross proceeds to the Company of $5,240,000. Private Warrants are identical to the Public Warrants included in the Units sold in this IPO except that the Private Warrants (including the Class A common stock issuable upon exercise of the Private Warrants) will not be transferable, assignable or salable until 30 days after the completion of the initial Business Combination except to permitted transferees.

Note 6 — Related Party Transactions

Founder Shares

On February 4, 2022, the Sponsor acquired 2,156,250 Class B common stock (“Founder Shares”) for an aggregate purchase price of $25,000, or approximately $0.01 per share. As of December 31, 2023 and December 31, 2022, there were 2,156,250 Founder Shares issued and outstanding.

The number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent 20% of the number of Class A common stock and Class B common stock issued and outstanding upon completion of the IPO.

The Founder Shares are identical to the Public Shares. However, the founders have agreed (A) to vote their Founder Shares in favor of any proposed Business Combination, (B) not to propose, or vote in favor of, prior to and unrelated to an initial Business Combination, an amendment to the Company’s certificate of incorporation that would affect the substance or timing of the Company’s redemption obligation to redeem all Public Shares if the Company cannot complete an initial Business Combination within the Combination Period, unless the Company provides public stockholders an opportunity to redeem their Public Shares in conjunction with any such amendment, (C) not to redeem any shares, including Founder Shares and Public Shares into the right to receive cash from the Trust Account in connection with a stockholder vote to approve the Company’s proposed initial Business Combination or sell any shares to us in any tender offer in connection with the Company’s proposed initial Business Combination, and (D) that the Founder Shares shall not participate in any liquidating distribution upon winding up if a Business Combination is not consummated.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2023

Note 6 — Related Party Transactions (cont.)

The founder has agreed not to transfer, assign or sell its Founder Shares until the earlier to occur of: (A) six months after the completion of the Company’s initial Business Combination, or (B) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the public stockholders having the right to exchange their shares of common stock for cash, securities or other property, and (C) the date on which the last reported sale price of the Company’s Class A common stock equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the initial Business Combination, any permitted transferees will be subject to the same restrictions and other agreements of the Company’s founders with respect to any Founder Shares.

Promissory Note — Related Party

On January 20, 2022, the Sponsor has agreed to loan the Company up to $500,000 to be used for a portion of the expenses of the IPO. This loan is non-interest bearing, unsecured and is due at the earlier of (1) January 20, 2023 or (2) the date on which the Company consummates its IPO of its securities. The Company has an outstanding loan balance of $316,827 on June 14, 2022 after the IPO and the outstanding balance was repaid on June 21, 2022.

In connection with the Monthly Extension Payment discussed in Note 1, the Company issued four unsecured promissory notes of $227,730.87 and six unsecured promissory notes of $75,000 to its Sponsor. The notes are non-interest bearing and payable (subject to the waiver against trust provisions) on the earlier of (i) consummation of the Company’s initial business combination and (ii) the date of the liquidation of the Company. The principal balance may be prepaid at any time, at the election of the Company. The holder of the Note has the right, but not the obligation, to convert the Note, in whole or in part, respectively, into private placement warrants (the “Warrants”) of the Company, as described in the prospectus of the Company (File Number 333-263477), by providing the Company with written notice of its intention to convert the Note at least two business days prior to the closing of the Company’s initial business combination. The number of Warrants to be received by the holder in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to the holder, by (y) $1.00. Total extension notes amounted to $1,360,924 for the year ended December 31, 2023.

On December 5, 2023, the Sponsor has agreed to loan the Company up to $500,000 to be used as working capital of the Company. This loan is non-interest bearing, unsecured and is due at the earlier of (1) the date on which the Company consummates a business combination or merger with a qualified target company or (2) the date of liquidation of the Company and have the same conversion features as the extension notes mentioned above. The Company has an outstanding loan balance of $70,823 as of December 31, 2023.

Balance of Promissory Notes — related party amounted to $1,431,747and nil on December 31, 2023 and December 31, 2022, respectively.

Related Party Loans

In addition, in order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor, or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes the initial Business Combination, it would repay such loaned amounts. In the event that the initial Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used for such repayment. Up to $3,000,000 of such loans may be converted upon consummation of the Company’s Business Combination into Warrants at a price of $1.00 per warrant. If the Company does not complete a Business Combination, the loans would be repaid out of funds not held in the Trust Account, and only to the extent available. Such Private Warrant converted from loan would be identical to the Private Warrants sold in the private placement.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2023

Note 6 — Related Party Transactions (cont.)

As of December 31, 2023 and December 31, 2022, the Company had no borrowings under the working capital loans.

Administrative Services Fees

The Company has agreed, commencing on the effective date of the prospectus, to pay the Sponsor the monthly fee of an aggregate of $10,000 for office space, administrative and shared personnel support services. This arrangement will terminate upon the earlier of (a) completion of a Business Combination or (b) twelve months after the completion of the IPO. Administrative service fee expenses for the year ended December 31, 2023 and the period from January 7, 2022 (inception) through December 31, 2022 amounted to $53,000 and $67,000, respectively. Accrued services fees amounted to $3,000 and nil as of December 31, 2023 and December 31, 2022, respectively.

Note 7 — Commitments & Contingencies

Registration Rights

The holders of the Founder Shares and Private Warrants and Warrants issuable upon the conversion of certain working capital loans will be entitled to registration rights pursuant to a registration rights agreement signed on June 9, 2022 requiring the Company to register such securities for resale. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of the Company’s initial Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The underwriters of the IPO (the “underwriters”) exercised the option to purchase an additional 1,125,000 Units in the IPO.

The Company paid an underwriting discount of 2.0% of the gross proceeds of the IPO, or $1,725,000 to the underwriters at the closing of the IPO. In addition, the underwriters will be entitled to a deferred fee of 3.0% of the gross proceeds of the IPO, or $2,587,500 until the closing of the Business Combination.

Right of First Refusal

For a period of twelve (12) months from the closing of a Business Combination the Company shall give underwriter a right of first refusal to act as lead left bookrunner and lead left manager and/or lead left placement agent with at least seventy-five percent (75%) of the economics for a two-handed deal and thirty-five percent (35%) of the economics for a three-handed deal for any and all future public and private equity and debt offerings during such period by the Company or any successor to or any subsidiary of the Company. It is understood that if, during the twelve (12) month period following the consummation of a successful financing, a third party broker-dealer provides the Company with written terms with respect to a future securities offering (“Written Offering Terms”) that the Company desires to accept, the Company shall promptly present the Written Offering Terms to EF Hutton, division of Benchmark Investments LLC (“EF Hutton”), the representative of the underwriters of the IPO. EF Hutton shall have five (5) business days from its receipt of the Written Offering Terms in which to determine whether or not to accept such offer and, if EF Hutton declines such offer or fail to respond within such five (5) day period, then the Company shall have the right to proceed with such financing with another placement agent or underwriter upon the same terms and conditions as the Written Offering Terms.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2023

Note 8 — Stockholders’ Deficit

Preferred Stock — The Company is authorized to issue 500,000 shares of preferred stock, $0.0001 par value, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of December 31, 2023 and December 31, 2022, there were no preferred stock issued or outstanding.

Class A Common Stock — The Company is authorized to issue 20,000,000 shares of Class A common stock with a par value of $0.0001 per share. As of December 31, 2023 and December 31, 2022, there were no shares of Class A common stock issued or outstanding, excluding 3,255,050 and 8,625,000 shares of Class A common stock subject to possible redemption.

Class B Common Stock — The Company is authorized to issue 2,500,000 shares of Class B common stock with a par value of $0.0001 per share. As of December 31, 2023 and December 31, 2022, the Company had 2,156,250 shares of Class B common stock issued and outstanding.

Common stockholders of record are entitled to one vote for each share held on all matters to be voted on by stockholders. Holders of the Class A common stock and holders of the Class B common stock will vote together as a single class on all matters submitted to a vote of the Company’s stockholders, except as required by law.

The Class B common stock will automatically convert into shares of the Class A common stock at the time of the initial Business Combination, or at any time prior thereto at the option of the holder, on a one-for-one basis, subject to adjustment pursuant to certain anti-dilution right.

Warrants — On June 14, 2022, the Company issued 4,312,500 Public Warrants in connection with the IPO. Substantially concurrently with the closing of the IPO, the Company completed the private sale of 5,240,000 Private Warrants to the Company’s Sponsor.

Each whole Warrant entitles the registered holder to purchase one whole share of the Company’s Class A common stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing on the later of 12 months from the closing of the IPO or the date of the completion of the initial Business Combination. Pursuant to the warrant agreement (the “warrant agreement”) signed on June 9, 2022 between the Company and VStock Transfer, LLC, the warrant agent of the Company, a warrant holder may exercise its Warrants only for a whole number of shares of Class A common stock. This means that only a whole Warrant may be exercised at any given time by a warrant holder. No fractional Warrants will be issued upon separation of the Units and only whole Warrants will trade. The Warrants will expire five years after the completion of the Company’s initial Business Combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

The Company has agreed that as soon as practicable, but in no event later than 30 business days, after the closing of the initial Business Combination, it will use its reasonable best efforts to file, and within 60 business days following its initial Business Combination to have declared effective, a registration statement for the registration, under the Securities Act, of the shares of Class A common stock issuable upon exercise of the Warrants. The Company will use its reasonable best efforts to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the Warrants in accordance with the provisions of the warrant agreement. No Warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the Class A common stock issuable upon exercise of the Warrants and a current prospectus relating to such shares of common stock. Notwithstanding the above, if the Company’s Class A common stock is at the time of any exercise of a Warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Warrants who exercise their Warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event it so elect, it will not be required to file or maintain in effect a registration statement, but it will be required to use its reasonable best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2023

Note 8 — Stockholders’ Deficit (cont.)

In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of the Company’s initial Business Combination at an issue price or effective issue price (the “Newly Issued Price”) of less than $9.20 per share (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Company’s founders or their affiliates, without taking into account any founders’ shares held by the Company’s founders or such affiliates, as applicable, prior to such issuance), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Company’s initial Business Combination on the date of the consummation of the Company’s initial Business Combination (net of redemptions), and (z) the volume weighted average reported trading price of Class A Common Stock for the twenty (20) trading days starting on the trading day prior to the date of the consummation of the Business Combination (the “Fair Market Value”) is below $9.20 per share, the exercise price of the Warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Fair Market Value and the Newly Issued Price, and the $16.50 per share redemption trigger price described below will be adjusted (to the nearest cent) to be equal to 165% of the higher of the Fair Market Value and the Newly Issued Price.

The Company may call the Warrants for redemption, in whole and not in part, at a price of $0.01 per Warrant:

●	in whole and not in part;

●	upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each Warrant holder; and

●	if, and only if, the reported last sale price of the Class A common stock equals or exceeds $16.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending three business days before the Company sends the notice of redemption to the warrant holders.

The Company accounted for the 4,312,500 Public Warrants issued with the IPO as equity instruments in accordance with ASC 480, “Distinguishing Liabilities from Equity” and ASC 815-40, “Derivatives and Hedging: Contracts in Entity’s Own Equity”. The Company accounted for the Public Warrants as an expense of the IPO resulting in a charge directly to stockholders’ equity. The Company estimates that the fair value of the warrants is approximately $1.4 million, or $0.157 per Unit, using the Monte Carlo Model. The fair value of the Public Warrants is estimated as of the date of grant using the following assumptions: (1) expected volatility of 0.1%, (2) risk-free interest rate of 3.08%, (3) expected life of 6.18 years, (4) exercise price of $11.50 and (5) stock price of $9.84.

As of December 31, 2023 and December 31, 2022, 9,552,500 Warrants were outstanding.

Note 9 — Income Taxes

The income tax provision (benefit) consists of the following for the year ended December 31, 2023 and the period from January 7, 2022 (inception) through December 31, 2022:

	For the year ended December 31, 2023	For the Period from January 7, 2022 (inception) through December 31, 2022
Current
Federal	$458,077	$173,680
State	—	—
Deferred
Federal	(162,336)	(67,458)
State		—
Valuation allowance	135,678	128,052
Income tax provision	431,419	$234,274

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2023

Note 9 — Income Taxes (cont.)

A reconciliation of the statutory federal income tax rate to the Company’s effective tax rate is as follows:

	For the year ended December 31, 2023	For the Period from January 7, 2022 (inception) through December 31, 2022
U.S. statutory rate	21.0%	21.0%
Change in valuation allowance	10.3%	28.4%
Permanent difference	1.4%	2.5%
Effective tax rate	32.7%	51.9%

The Company’s net deferred tax assets were as follows as of:

	December 31, 2023	December 31, 2022
Deferred tax assets:
Start-up costs	$263,730	$128,052
Valuation allowance	(263,730)	(128,052)
Total deferred tax assets	—	—
Accrued interest income	(33,937)	(60,594)
Deferred tax liability, net	$(33,937)	$(60,594)

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax assets, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance.

As of December 31, 2023 and December 31, 2022, the Company’s deferred tax asset had a full valuation allowance recorded against it. The effective tax rate for the year ended December 31, 2023 and for the period from January 7, 2022 (inception) through December 31, 2022 were 32.7% and 51.9%, respectively. The effective tax rate differs from the federal and state statutory tax rate of 21.0% primarily due to the valuation allowance on the deferred tax assets.

Note 10 — Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through the date the financial statement is issued. The Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement other than events below.

On January 12, 2024, February 13, 2024, and March 13, 2024, three payments of $75,000 were deposited into the Trust Account for the public shareholders, which enabled the Company to extend the period of time it has to consummate its initial Business Combination to April 14, 2024 which are the seventh, eighth, and ninth of the nine one-month extensions permitted under the Company’s governing documents.

In connection with the extension payments, the Company issued three unsecured promissory notes of $75,000 each to its Sponsor.

ACRI CAPITAL ACQUISITION CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2023

Note 10 — Subsequent Events (cont.)

On February 18, 2024, the Company entered into a business combination agreement (as amended from time to time, the “BCA”), by and among the Company, Purchaser, Merger Sub and Foxx Development Inc., a Texas corporation (“Foxx”). Foxx, where, pursuant to the agreement: (a) the Company will merge (the “Reincorporation Merger”) with and into PubCo, with PubCo as the surviving entity; (b) Foxx will merge (the “Acquisition Merger”) with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of PubCo.

On February 23, 2024, Acri Capital Acquisition Corporation (the “Company”) entered into that certain Amendment (the “UA Amendment”) to the Underwriting Agreement, dated June 9, 2022 (the “Underwriting Agreement”) with EF Hutton LLC (f/k/a EF Hutton, division of Benchmark Investments, LLC, the “EF Hutton”).

Pursuant to the terms of the UA Amendment, EF Hutton and the Company have agreed to amend the Underwriting Agreement to replace the existing deferred underwriting fee under the Underwriting Agreement from $2,587,500 payable in cash at the closing of a business combination, to (x) $1,725,000 payable in cash and (y) 43,125 shares of common stock of PubCo. to be issued, at the closing of the Acquisition Merger.